SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                         [X]

Filed by a Party other than the Registrant      [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                    UMB Scout Capital Preservation Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)       Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

      2)       Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

      4)       Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

      5)       Total fee paid:

--------------------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)       Amount Previously Paid:

--------------------------------------------------------------------------------

      2)       Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

      3)       Filing Party:

--------------------------------------------------------------------------------

      4)       Date Filed:

--------------------------------------------------------------------------------

                    UMB SCOUT CAPITAL PRESERVATION FUND, INC.

                        IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special shareholders' meeting to be held in Kansas City, Missouri on May 1, 2001. They discuss the proposal to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Directors' recommendations.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSAL IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL THE FUND AT [CONFIRM: 1-800-996-2862.]

                      This page intentionally left blank.

A LETTER FROM THE PRESIDENT

Dear Fellow Shareholders:

          I am writing to request that you consider and vote on of matters relating to your investment in UMB Scout Capital Preservation Fund, Inc. (the "Fund"). The Board of Directors is proposing to change the Fund's investment policies so that the Fund will normally invest at least 80% of its assets in companies principally engaged in the energy business. Management believes that this change will be in the best interests of Fund shareholders and will further the Fund's current objective of long-term capital growth by focusing the Fund's investment opportunities into companies in energy-related industries. If the proposal is approved, the name of the Fund will be changed to the UMB Scout Energy Fund.

          The Board is also proposing that the Fund be reorganized as a series of a Delaware business trust because Delaware law permits a less complicated structure and allows greater flexibility in a mutual fund's business operations.

          The proxy statement uses a question-and-answer format designed to provide you with a simple and concise explanation of certain issues. Although much of the information in the proxy statement is technical and required by the various regulations that govern the Fund, we hope that this format will be helpful to you.

          Your vote is important to the Fund. On behalf of the Directors, thank you in advance for considering these issues and for promptly returning your proxy card.

                                    Sincerely,



                                   ------------------------------------------
                                   Stephen S. Soden
                                   President

                       This page intentionally left blank

                    UMB SCOUT CAPITAL PRESERVATION FUND, INC.
                     NOTICE OF SPECIAL SHAREHOLDERS MEETING
                            TO BE HELD ON MAY 1, 2001

          A Special Shareholders Meeting of UMB Scout Capital Preservation Fund, Inc. (the "Fund"), will be held at the Fund's offices at BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108 at 10:00 a.m. (Central Time), on May 1, 2001.

          During the Meeting, shareholders of the Fund will vote on the following Proposals:

          1. To approve a change in the Fund's investment policies to provide that the Fund will normally invest at least 80% of its total assets in companies principally engaged in the energy business; with a corresponding change of the Fund's name to "UMB Scout Energy Fund."

          2. To approve the reorganization of the Fund from a Maryland corporation to a series of a Delaware business trust.

          3. To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting or any adjournment thereof.

          The Board of Directors has fixed March 20, 2001 as the record date for determination of shareholders entitled to vote at the Meeting.

          Please note that a separate vote is required for each Proposal.

                                  By Order of the Board of Directors,



                                  Martin A. Cramer
                                  Secretary
Kansas City, Missouri
March 30, 2001

--------------------------------------------------------------------------------
PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

PROXY STATEMENT

Information About Voting

Proposal 1:  Conversion of the Fund into UMB Scout Energy Fund................

Proposal 2:  Reorganization of the Fund into a Delaware business trust........

Proposal 3:  Other Business...................................................

EXHIBITS

Exhibit A:   Form of Agreement and Plan of Reorganization.....................

Exhibit B:   Comparison and significant differences between
             Delaware business trusts and Maryland corporations...............

                    UMB SCOUT CAPITAL PRESERVATION FUND, INC.

                                 PROXY STATEMENT

INFORMATION ABOUT VOTING

ON WHAT ISSUES AM I BEING ASKED TO VOTE?

You are being asked to approve a proposal to convert the Fund into an energy fund and a proposal to change the Fund's form of organization from a Maryland corporation to a Delaware business trust.

HOW WILL THE PROPOSED CHANGES AFFECT THE FUND AND MY INVESTMENT?

The conversion of the Fund into an energy fund will change the Fund's current investment focus. Specifically, the Fund would seek to achieve its objective by investing at least 80% of its total assets in securities of companies that are engaged in energy-related businesses. Such companies' activities are typically geared towards oil, gas, electricity, coal, nuclear and solar power. While management and the Fund's investment adviser believe that changing the Fund's focus will serve the best interests of the Fund and its shareholders and further the Fund's objective of long-term growth of capital, the Fund will be susceptible to factors and events affecting the energy sector.

The proposed reorganization into a Delaware business trust will not affect your investment or the way the Fund is managed. In fact, the change will permit the Fund to operate under a law that is more favorable to mutual funds, thus allowing the Fund to operate more efficiently. You should bear in mind, however, that the newly organized fund is intended to operate as an energy fund.

This proxy statement describes in further detail the benefits and risks associated with each proposal.

WHO IS ASKING FOR MY VOTE?

The Board of Directors of UMB Scout Capital Preservation Fund, Inc. (the "Fund") is requesting your vote on several matters to be considered in connection with the Special Meeting of the Shareholders of the Fund to be held May 1, 2001, or any adjournments thereof (the "Meeting").

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on March 20, 2001 are entitled to vote at the Meeting. Each share of record is entitled to one vote and each fractional share of record is entitled to the corresponding fractional vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about March 30, 2001.

HOW DO THE DIRECTORS RECOMMEND THAT I VOTE?

The Directors unanimously recommend that you vote FOR each of the proposals.

HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

You may attend the Meeting and vote in person, or you may complete and return the enclosed proxy card. Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you simply sign and date the proxy card, but do not specify any vote for a Proposal, your shares will be voted FOR that Proposal.

MAY I REVOKE MY PROXY?

You may revoke your proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the Fund; (2) forwarding to the Fund a later-dated proxy card that is received by the Fund at or prior to the Meeting; or (3) attending the Meeting and voting in person.


  PROPOSAL 1: TO APPROVE A CHANGE IN THE FUND'S INVESTMENT POLICIES TO PROVIDE
     THAT THE FUND WILL NORMALLY INVEST AT LEAST 80% OF ITS TOTAL ASSETS IN
          COMPANIES PRINCIPALLY ENGAGED IN THE ENERGY BUSINESS; WITH A
                   CORRESPONDING CHANGE OF THE FUND'S NAME TO
                            "UMB SCOUT ENERGY FUND."

WHY IS THE BOARD PROPOSING TO CHANGE THE FUND'S INVESTMENT FOCUS TO THAT OF AN ENERGY FUND?

The Fund's investment objective and investment policies were originally established as matters of fundamental policy, which means that they may not be modified by the Fund's Board of Directors without first seeking a shareholder vote. If this proposal is adopted by shareholders, the Fund's investment objective will remain a matter of fundamental policy, but all of the other investment policies will be deemed non-fundamental policies that can be changed by the Fund's Board without the costs and delays associated with holding a shareholder meeting.

The Fund's current investment objective is long-term growth of capital--and there are currently no plans or proposals to change this investment objective. Under its existing investment policies, the Fund normally pursues its objective by investing at least 65% of its assets in equity securities (common stocks and securities convertible into common stocks). The Fund is authorized, however, to invest significantly in fixed-income securities if the adviser believes that economic or market conditions make such investments attractive.

Over the past year, the U.S. economy has shown signs of slowing. Many have theorized that the country may be slipping into a recessionary period. In this environment, UMB Bank has structured the Fund's portfolio in a manner designed to both meet the Fund's objective and preserve shareholders' investments. To that end, UMB Bank has invested close to 60% of the Fund's assets in equities and 25% in fixed-income securities. UMB Bank has allocated the Fund's remaining assets to buying reserves to enable the Fund to purchase equities as the economy's outlook improves. Of the Fund's assets that are invested in equities, the adviser has allocated a significant portion in companies in the energy sector.

Prices of natural resources such as crude oil, natural gas and gasoline have soared to record levels. However, the stocks of certain companies in the energy sector have not appreciated in value to the extent that the adviser would expect under such circumstances. Despite the lack of response in the stocks of such companies thus far, the adviser believes that the future outlook for the energy sector remains positive. To begin, as other major world economies continue to improve, foreign demand for natural resources should offset the slowing of the domestic economy. Further, should the domestic economy continue to slow, it is likely that the U.S. currency, the currency in which most major commodities are traded, will weaken in comparison to other world currencies. Accordingly, this possible decrease in the value of the U.S. dollar may result in lower prices for natural resources for foreign purchasers and prove beneficial for natural resource-based companies and their stocks.

Management of the Fund and the adviser believe that allowing the Fund to focus on the energy sector is consistent with the Fund's long-term growth of capital objective and will be in the best interests of the Fund and its shareholders.

IN WHAT TYPES OF COMPANIES WOULD THE FUND BE PERMITTED TO INVEST?

If shareholders approve the proposed changes in the fundamental policies, the Fund would be required, under normal circumstances, to invest at least 80% of
its  total   assets  in   securities   of  companies   principally

engaged in energy-related businesses. These businesses would include the conventional areas of oil, gas, electricity and coal, as well as newer sources of energy such as nuclear, geothermal, oil shale and solar power. The types of energy-related companies in which the Fund would generally invest would include integrated international and domestic oil companies, energy research companies, exploration companies, production companies, service companies, distribution
companies,   companies   involved  in  the  manufacturing  and  distribution  of
alternative forms of energy sources, and companies engaged in energy conservation and pollution control. The Fund would continue its policy of normally investing at least 65% of its total assets in equity securities, and would continue to retain the flexibility to invest a significant portion of its assets in fixed income securities.

There currently is no limit to the Fund's ability to invest in foreign securities, although the Fund historically has engaged in very little foreign investing. The proposed investment limitations will limit the Fund's foreign investments to no more than 50% of total assets.

WHAT ARE THE RISKS INVOLVED IN CHANGING THE FUND'S POLICIES?

The proposed changes in investment policies are not intended to materially affect the way in which UMB Bank manages the Fund. However, the Fund will be exposed to certain additional risks. For example, since the Fund will be highly concentrated in companies engaged in energy-related businesses, it may be particularly sensitive to changes in the general stock market and other economic conditions or developments affecting that industry. Securities of energy companies may experience greater price volatility than securities of other companies as a result of the volatility of the prices for certain raw materials and the instability of supplies for certain materials. In addition, certain energy-related commodities are subject to limited pricing flexibility because of supply and demand factors. The Fund is therefore likely to be much more volatile than a fund that is exposed to a greater variety of industries, especially over the short term.

Lastly, if shareholders approve the proposed changes to the fundamental investment policies, the Fund may be subject to high portfolio turnover risks. In particular, if shareholders approve the proposed changes, UMB Bank will determine, based on market conditions and the new investment policies, the extent to which securities held by the Fund will be sold and new securities purchased. In the event that the Fund is required to engage in frequent trading as a result of the change in policies, the Fund will be subject to higher transaction costs and increased volatility. Frequent trading may also result in the recognition of capital gains which are taxable to shareholders. In the event any such gain is considered short-term capital gain, such gain would be taxable at the same rate as ordinary income.

It is, however, important to understand that a sizeable portion of the Fund's portfolio is allocated to reserves which are earmarked to purchase additional equity securities as the economy improves and also that the Fund currently holds a number of energy issues. Thus, while it is anticipated that the Fund will have to make changes in the Fund's current holdings as a result of the new policies, the Fund cannot predict the precise impact the proposed changes will have on its turnover rate.

After considering the factors discussed above, the Board concluded that it is in the best interests of the Fund's shareholders to maintain the Fund's current objective of long-term capital growth. The Board also concluded that it would best serve shareholder interests and enable the Fund to take advantage of profitable investment opportunities if the Fund is permitted to invest the bulk of its assets in companies engaged in the energy business.

Finally, the Board concluded that it would be in the best interests of the Fund and its shareholders to make the Fund's investment policies (except for the objective and certain fundamental restrictions which are found in the Statement of Additional Information) matters of non-fundamental policy. This change would allow the Board to approve amendments to the Fund's investment policies in the future without the need to seek a shareholder vote.

WHY IS THE BOARD PROPOSING TO CHANGE THE NAME OF THE FUND?

If shareholders approve the investment policy changes described in this Proposal, the Fund's name will be changed from "UMB Scout Capital Preservation Fund, Inc." to "UMB Scout Energy Fund." Under the federal securities laws, if shareholders approve the changes to the Fund's investment policies as described above, the Fund would be required to change its name to accurately reflect those policies. In particular, federal law provides that a fund's name must be consistent with its investment focus, and may not be deceptive or misleading. Consequently, if a fund's name implies that it will invest primarily in a certain type of security, the fund is required to have a policy that, under normal circumstances, it will invest at least 80% of the value of its total assets in that type of security. For this reason, the Board has recommended that if shareholders approve the proposed changes to the Fund's fundamental policies, the name of the Fund should be changed to the "UMB Scout Energy Fund." If shareholders do not approve the proposed changes to the Fund's policies, the Fund will not change its name.

WHAT VOTE IS REQUIRED TO APPROVE THE CHANGE IN THE FUND'S INVESTMENT POLICIES?

Provided that a quorum is present, the approval of the proposed changes in the Fund's investment policies requires the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                          THAT YOU APPROVE PROPOSAL 1.



      PROPOSAL 2: TO APPROVE THE REORGANIZATION OF THE FUND FROM A MARYLAND
             CORPORATION TO A SERIES OF A DELAWARE BUSINESS TRUST.

WHAT WILL THE REORGANIZATION MEAN FOR THE FUND AND ITS SHAREHOLDERS?

The Board of Directors recommends that you approve a change in the organization of the Fund from a Maryland corporation to a series of a Delaware business trust. This proposed change will be referred to in this proxy statement as the "Reorganization." The Board of Directors has approved an Agreement and Plan of Reorganization (the "Plan"), substantially in the form attached to this proxy statement as Exhibit A. The Plan provides for the Reorganization, which involves the continuation of the Fund (referred to in this Proposal as the "MD Corporation") in the form of a newly created series of UMB Scout Funds, a

Delaware business trust (referred to in this Proposal as the "DE Trust"). The series of the DE Trust is named "UMB Scout Energy Fund" (referred to in this Proposal as the "DE Series").

The DE Series will have the same investment objective, policies and restrictions as the MD Corporation. This means that the DE Series' investment policies and restrictions will reflect the results of the shareholders' vote on Proposal 1 of this proxy statement. The Directors, officers and employees will be the same (although Directors of a Delaware business trust are called Trustees), and will operate the DE Series in the same manner as they previously operated the MD Corporation. On the closing date of the Reorganization, you will hold an interest in the DE Series that is equivalent to your interest in the MD Corporation. Essentially, your investment will not change, and the Reorganization will have no material impact on your economic interests as a shareholder.

WHY ARE THE DIRECTORS RECOMMENDING THAT I APPROVE THE REORGANIZATION?

The Directors have determined that mutual funds formed as Delaware business trusts have certain advantages over those funds organized as Maryland corporations. Delaware law contains provisions specifically designed for mutual funds, which take into account their unique structure and operations. Under Delaware law, funds are able to simplify their operations by reducing administrative burdens. Delaware law allows greater flexibility in drafting a fund's governing documents, which can result in greater efficiencies of operation and savings for a fund and its shareholders. Delaware law also provides favorable state tax treatment. Furthermore, there is a well-established body of corporate legal precedent that may be relevant in deciding issues pertaining to both the DE Series and the DE Trust.

A comparison of the Delaware business trust law and the Maryland General Corporation law, and a comparison of the relevant provisions of the governing documents of the DE Trust and the MD Corporation, are included in Exhibit B, which is entitled, "Comparison and Significant Differences Between Delaware Business Trusts and Maryland Corporations."

The Reorganization also would increase uniformity among the UMB Scout Funds family, since the Delaware business trust form has been chosen for new UMB Scout Funds that have been created over the past few years. Increased uniformity among the funds, many of which share common Directors/Trustees, officers and service providers, is expected to reduce the costs and resources needed to comply with state corporate laws, and also reduce administrative burdens.

For these reasons, the Directors believe that it is in the best interests of the shareholders to approve the Reorganization.

WHAT ARE THE PROCEDURES AND CONSEQUENCES OF THE REORGANIZATION?

Upon completion of the Reorganization, the DE Trust, on behalf of the DE Series, will continue the business of the MD Corporation and the DE Series will have the same investment objective and policies as exist on the date of the Reorganization, and will hold the same portfolio of securities previously held by the MD Corporation. The DE Series will be operated under substantially identical overall management, investment management, distribution and administrative arrangements as those of the MD Corporation.

The DE Series was created solely for the purpose of becoming the successor fund to, and carrying on the business of, the MD Corporation. To accomplish the Reorganization, the Plan provides that the MD Corporation will transfer all of its portfolio securities and any other assets, subject to its related liabilities, to the DE Trust on behalf of the DE Series. In exchange for these assets and liabilities, the DE Trust, on behalf of the DE Series, will issue DE Series shares to the MD Corporation, which will then distribute those shares pro rata to you as a shareholder of the MD Corporation. Through this procedure you will
                                       5
receive exactly the same number and dollar amount of shares of the DE Series as you previously held in the MD Corporation. The net asset value of each share of the DE Series will be the same as that of the MD Corporation on the date of the Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the MD Corporation that you may have had as of the effective date of the Reorganization. As soon as practicable after the date of the Reorganization, the MD Corporation will be dissolved and will go out of existence.

The Directors may terminate the Plan and abandon the Reorganization at any time prior to the effective date of the Reorganization if they determine that such actions are in the best interests of the MD Corporation's shareholders. If the Reorganization is not approved, or if the Directors abandon the

Reorganization, the MD Corporation will continue to operate as a corporation under the laws of the State of Maryland.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE CURRENT INVESTMENT MANAGEMENT AGREEMENT?

As a result of the Reorganization, the DE Series will be subject to a new investment management agreement between the DE Trust, on behalf of the DE Series, and UMB Bank. The new management agreement will be substantially identical to the current management agreement between UMB Bank and the MD Corporation, with the only differences being the name of the Fund and the effectiveness and termination dates. As with the original investment management agreement, the initial term of the proposed agreement will be two years.

WHAT IS THE EFFECT OF SHAREHOLDER APPROVAL OF THE REORGANIZATION?

Under the 1940 Act, the shareholders of a mutual fund must vote on the following: (1) election of directors or trustees; (2) selection of the independent auditors (in certain circumstances); and (3) approval of any investment advisory or management agreement for the Fund.

Theoretically, shareholders of a new fund such as the DE Series would need to vote on these three items to comply with the 1940 Act. However, it would be in the best interests of the shareholders to avoid the considerable expense of a separate shareholder meeting for the DE Trust to obtain these approvals after the Reorganization. Therefore, the Directors have determined, consistent with SEC positions, that shareholder approval of the Reorganization will satisfy the requisite shareholder approval for the Plan contained in Exhibit A, and also, for purposes of the 1940 Act, constitute shareholder approval of: (1) the ratification of the Directors of the MD Corporation who are in office at the time of the Reorganization as Trustees of the DE Trust; (2) the selection of Baird, Kurtz & Dobson as independent auditors for the DE Trust; and (3) a new investment management agreement between the DE Trust, on behalf of the DE Series, and UMB Bank, which is substantially identical to the investment management agreement currently in place for the MD Corporation.
Following shareholder approval of the Reorganization, the MD Corporation, as the sole shareholder of the DE Series, will vote its shares FOR the matters specified above. This action will enable the DE Trust to satisfy the shareholder approval requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

WHAT IS THE CAPITALIZATION AND STRUCTURE OF THE DE SERIES AND THE DE TRUST?

The DE Series was created on January 16, 2001 pursuant to Delaware law and the DE Trust was created on January 27, 2000. The DE Trust has an unlimited number of shares of beneficial interest with a par value of $0.01 per share. As of the effective date of the Reorganization, shares of the MD Corporation and the DE Series will have equal dividend and redemption rights, will be fully paid, non-assessable, freely transferable, and have no preemptive or subscription rights. Shares of both the DE Series and the

MD Corporation will have equal voting and liquidation rights and have one vote per share. The DE Trust has the same fiscal year as the MD Corporation.

WHO WILL BEAR THE EXPENSES OF THE REORGANIZATION?

UMB Bank, not the Fund, will bear the expenses of the Reorganization.

ARE THERE ANY TAX CONSEQUENCES FOR SHAREHOLDERS?

The Reorganization is designed to be tax free for federal income tax purposes so that you will not experience a taxable gain or loss when the Reorganization is completed. Generally, the basis and holding period of your shares in the DE Series will be the same as the basis and holding period of your shares in the MD Corporation. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley, Ronon, Stevens & Young, LLP, counsel to the DE Trust and the MD Corporation, that, under the Internal Revenue Code of 1986, as amended, the exchange of assets of the MD Corporation for the shares of the DE Series, the transfer of such shares to the holders of shares of the MD Corporation, and the dissolution of the MD Corporation pursuant to the Plan will not give rise to the recognition of a gain or loss for federal income tax purposes to the MD Corporation, the DE Trust, or the shareholders of either the MD Corporation or the DE Trust.

WHAT IF I CHOOSE TO SELL MY SHARES AT ANY TIME?

A request to sell MD Corporation shares that is received and processed prior to the Reorganization will be treated as a redemption of shares of the MD Corporation. A request to sell shares that is received and processed after the Reorganization will be treated as a request for the redemption of the same number of shares of the DE Series.

WHAT IS THE EFFECT OF MY "YES" VOTE?

By voting "YES" to the Reorganization, you will be agreeing to become a shareholder of a mutual fund with the same investment objectives, policies and restrictions as your fund (as modified by Proposal 1, if it is approved), that is organized as a series of a Delaware business trust, with its Trustees, independent auditors, investment management agreement and other services already in place, and all such arrangements that are substantially identical to those of the MD Corporation.

WHAT VOTE IS REQUIRED TO APPROVE THE REORGANIZATION OF THE FUND INTO THE DELAWARE BUSINESS TRUST?

Provided that a quorum is present, the reorganization of the Fund into a series of a Delaware business trust requires the affirmative vote of a majority of the shares of the Fund having voting power. This means that more than 50% of the Fund's outstanding shares must be voted in favor of the Reorganization.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                          THAT YOU APPROVE PROPOSAL 2.



                           PROPOSAL 3: OTHER BUSINESS

The Directors do not intend to bring any matters before the Meeting other than Proposals 1 and 2 and are not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the persons named in the enclosed proxy will use their best judgment in voting on such matters.

                      ADDITIONAL INFORMATION ABOUT THE FUND

THE INVESTMENT MANAGER. UMB Bank, n.a., 1010 Grand Boulevard, Kansas City, MO 64141, serves as the Fund's investment manager.


THE FUND ADMINISTRATOR. Under an agreement with UMB Bank, Jones & Babson, Inc. ("Jones & Babson"), whose principal address is also BMA Tower, 700 Karnes Blvd., Kansas City, MO 64108, provides certain administrative services for the Fund.

THE UNDERWRITER. The underwriter for the Fund is Jones & Babson, BMA Tower, 700 Karnes Blvd., Kansas City, MO 64108.

THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is Jones & Babson, BMA Tower, 700 Karnes Blvd., Kansas City, MO 64108.

THE CUSTODIAN. UMB Bank, 1010 Grand Boulevard, Kansas City, MO 64141, acts as custodian of the Fund's securities and other assets.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Fund's last audited financial statements and annual report, for the fiscal year ended June 30, 2000, and its semi-annual report dated December 31, 2000, are available free of charge. To obtain a copy, please call 1-800-996-2862 or in the Kansas City area 816-751-5900, or forward a written request to UMB Scout Funds, P.O. Box 219757, Kansas City, MO 64121-9757.

PRINCIPAL SHAREHOLDERS. As of March 20, 2001, the Fund had 121,028.92 shares outstanding and total net assets of $1,209,078.91. The following shareholders owned of record more than 5% of the Fund as of that date:

                 NAME                SHARES OWNED         PERCENTAGE OF FUND
                 ----                ------------         ------------------

UMB Bank, n.a. TTEE                  103,035.319              83.55976%
Various Fiduciary Capacities
Attention:  Ralph Santoro
928 Grand Boulevard--Floor 10
Kansas City, MO  64106-2008

UMB Financial Corp.                   10,698.280               8.67611%
Attention:  Tim Conneally
P. O. Box 419226
Kansas City, MO  64141-6226

From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding.

In addition, to the knowledge of the Fund's management, as of February 20, 2001, no Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Officers and Directors of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

               ADDITIONAL INFORMATION ABOUT VOTING AND THE MEETING

SOLICITATION OF PROXIES. The cost of soliciting proxies will be borne by UMB Bank. UMB Bank reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, personal interviews or other means. The Fund does not reimburse Directors and officers of the Fund, or regular employees and agents of UMB Bank involved in the solicitation of proxies. UMB Bank intends to pay all costs associated with the solicitation and the Meeting.

In addition to solicitations by mail, some of the executive officers and employees of the Fund, UMB Bank and its affiliates, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means.

VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that stock exchange rules permit the broker-dealers to vote on certain routine items to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

QUORUM. A majority of the Fund's aggregate shares of stock outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY. The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Fund's offices, BMA Tower, 700 Karnes Blvd., Kansas City, MO 64108, so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

                                    By order of the Board of Directors,



                                    Martin A. Cramer
                                    Secretary

Dated:  March 30, 2001
Kansas City, Missouri

                                    EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION


          THIS AGREEMENT AND PLAN OF REORGANIZATION, is made as of the ___ day of ________ 2001, by and between UMB Scout Funds (the "Trust") a business trust created under the laws of the State of Delaware, with its principal place of business at BMA Tower, 700 Karnes Boulevard, Kansas City, MO 64108, on behalf of its series, UMB Scout Energy Fund (the "Fund") and UMB Scout Capital Preservation, Inc. (the "Corporation") a corporation created under the laws of the State of Maryland, with its principal place of business also at BMA Tower, 700 Karnes Boulevard, Kansas City, MO 64108.

                             PLAN OF REORGANIZATION

          The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of (i) the acquisition by the Trust on behalf of the Fund of substantially all of the property, assets and goodwill of the Corporation in exchange solely for shares of beneficial interest, no par value, of the Fund, and the assumption by the Trust on behalf of the Fund of all of the liabilities of the Corporation; (ii) the distribution of Fund Shares to the shareholders of Corporation Shares; and (iii) the dissolution of the Corporation as soon as practicable after the closing (as referenced in Section 3, hereof, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Agreement and Plan of Reorganization ("Agreement") hereinafter set forth.

                                    AGREEMENT

          In order to consummate the Plan of Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

          1. SALE AND TRANSFER OF ASSETS AND LIABILITIES, LIQUIDATION AND DISSOLUTION OF THE CORPORATION
               -----------------------------------------------------------------

          (a) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Trust herein contained, and in consideration of the delivery by the Trust of the number of its shares of beneficial interest of the Fund hereinafter provided, the Corporation, agrees that it will sell, convey, transfer and deliver to the Trust, on behalf of the Fund, at the Closing provided for in Section 3, all of the liabilities, debts, obligations and duties of any nature, whether accrued, absolute, contingent or otherwise ("Liabilities") and the assets of the Corporation as of the close of business (which hereinafter shall be, unless otherwise noted, the close of business of the New York Stock Exchange, Inc. ("NYSE")) ("Close of Business") on the valuation date (as defined in Section 3 hereof, hereinafter called the "Valuation Date"), free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption and such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), with respect to privately placed or otherwise restricted securities that the Corporation may have acquired in the ordinary course of business), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to pay the Corporation's costs and expenses of carrying out this Agreement (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the books of the Corporation as liability reserves, (2) to discharge all of the Corporation's Liabilities on its books at the Close of Business on the Valuation Date including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Close of Business on the Valuation Date, and excluding those liabilities and obligations that would otherwise be discharged at a later date in the ordinary course of business, and (3) to pay such contingent liabilities as the directors of the Corporation shall reasonably deem to exist against the Corporation, if any, at the Close of Business on the Valuation Date, for which contingent and other appropriate liability reserves shall be established on the books of the Corporation (hereinafter "Net Assets"). The Corporation shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the Close of Business on the Valuation Date. The Corporation agrees to use commercially reasonable best efforts to identify all of the Corporation's Liabilities prior to the Valuation Date and to discharge all such known Liabilities on or prior to the Valuation Date.

          (b) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Corporation herein contained, and in consideration of such sale, conveyance, transfer, and delivery, the Trust agrees at the Closing to assume the Liabilities, on behalf of the Fund, and to deliver to the Corporation the number of Fund Shares, determined by dividing the net asset value per share of Fund Shares as of the Close of Business on the Valuation Date by the net asset value per share of Corporation Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of the Corporation Shares as of Close of Business on the Valuation Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

          (c) As soon as practicable following the Closing, the Corporation shall dissolve and distribute pro rata to its shareholders of record as of the Close of Business on the Valuation Date, the shares of beneficial interest of the Fund received by the Corporation pursuant to this Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of the Fund of the type and in the amounts due such shareholders pursuant to this Section 1 based on their respective holdings of shares of the Corporation as of the Close of Business on the Valuation Date. Fractional shares of beneficial interest of the Fund shall be carried to the third decimal place. No certificates representing shares of beneficial interest of the Fund will be issued to shareholders of the Corporation Shares irrespective of whether such shareholders hold their shares in certificated form.

          (d) At the Closing, each shareholder of record of the Corporation as of the record date (the "Distribution Record Date") with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 9(e) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Corporation that such person had on such Distribution Record Date.

          2.   VALUATION
               ---------

          (a) The value of the Corporation's Net Assets to be acquired by the Fund hereunder shall be computed as of Close of Business on the Valuation Date using the valuation procedures set forth in the Corporation's currently effective prospectus and statement of additional information.

          (b) The net asset value of a share of beneficial interest of the Fund Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date using the valuation procedures set forth in the Fund's currently effective prospectus and statement of additional information.

          (c) The net asset value of a share of common stock of the Corporation Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the valuation procedures as set forth in the Corporation's currently effective prospectus and statement of additional information.

          3.   CLOSING AND VALUATION DATE
               --------------------------

          The Valuation Date shall be June 29, 2001, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of the Trust, BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108 at approximately [9:00 a.m.] Eastern time on the first business day following the Valuation Date. Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Trust or Corporation, accurate appraisal of the value of the net assets of the Corporation or the Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Corporation and the Fund is practicable in the judgment of the Trust and Corporation. The Corporation shall have provided for delivery as of the Closing of those Net Assets of the Corporation to be transferred to the Trust's Custodian, UMB Bank, N.A., Kansas City, Missouri. Also, the Corporation shall deliver at the Closing a list of names and addresses of the shareholders of record of its Corporation Shares, and the number of shares of common stock of such classes owned by each such shareholder, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President to the best of their knowledge and belief. The Trust shall issue and deliver a certificate or certificates evidencing the shares of the Fund to be delivered at the Closing to said transfer agent registered in such manner as the Corporation may request, or provide evidence satisfactory to the Corporation that such shares of beneficial interest of the Fund have been registered in an open account on the books of the Fund in such manner as the Corporation may request.

          4.   REPRESENTATIONS AND WARRANTIES BY THE CORPORATION
               -------------------------------------------------

          The Corporation represents and warrants to the Trust that:

          (a) The Corporation is a corporation created under the laws of the State of Maryland on October 3, 1997, and is validly existing and in good standing under the laws of that State. The Corporation is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exemption for the purpose of raising initial capital.

          (b) The Corporation is authorized to issue Ten Million (10,000,000) shares of common stock with a par value of One Dollar ($1.00) per share and an aggregate par value of Ten Million Dollars ($10,000,000). Each outstanding share of the Corporation is duly and validly issued, fully paid, non-assessable and has full voting rights and, except for any such shares sold pursuant to the private offering exemption for purposes of raising initial capital, is fully transferable.

          (c) The financial statements appearing in the Corporation's Annual Report to Shareholders for the fiscal year ended June 30, 2000, audited by Baird, Kurtz & Dobson, copies of which have been delivered to the Trust, fairly present the financial position of the Corporation as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

          (d) The books and records of the Corporation made available to the Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Corporation.

          (e) The statement of assets and liabilities to be furnished by the Corporation as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Fund to be issued pursuant to Section 1 hereof will accurately reflect the Net Assets of the Corporation and outstanding shares of common stock, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

          (f) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (e) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

          (g) The Corporation has the necessary power and authority to conduct its business as such business is now being conducted.

          (h) The Corporation is not a party to or obligated under any provision of its Articles of Incorporation, By-laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement and Plan of Reorganization.

          (i) The Corporation has full power and authority to enter into and perform its obligations under this Agreement, subject to approval of the Plan of Reorganization by the Corporation's shareholders. Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Agreement have been duly and validly authorized, executed and delivered by it, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor's rights and to general equity principles.

          (j) The Corporation is not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

          (k)  The   Corporation   does  not  have  any  unamortized  or  unpaid
organizational fees or expenses.

          (l) The Corporation satisfies, will at the Closing satisfy, and consummation of the transactions contemplated by this Agreement will not cause it to fail to satisfy, for any period, the requirements of Subchapter M of the Code relating to qualification as a regulated investment company.

          5.   REPRESENTATIONS AND WARRANTIES BY THE TRUST
               -------------------------------------------

          The Trust represents and warrants to the Corporation that:

          (a) The Trust is a business trust created under the laws of the State of Delaware on January 27, 2000, and is validly existing and in good standing under the laws of that State. The Trust, of which the Fund is a diversified separate series of shares, is duly registered under the 1940 Act, as an open-end, management investment company, such registration is in full force and effect as of the date hereof or will be in full force and effect as of the Closing and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exemption for the purpose of raising initial capital.

          (b) The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value. Each outstanding share of the Fund is fully paid, non-assessable and has full voting rights and, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, is fully transferable. The shares of beneficial interest of the Fund to be issued pursuant to Section 1 hereof will, upon their issuance, be duly and validly issued and fully paid and non-assessable, fully transferable and have full voting rights.

          (c) At the Closing, shares of beneficial interest of the Fund to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the corresponding shares of common stock of the Corporation are presently eligible for offering to the public, and there is a sufficient number of such shares registered under the 1933 Act, to permit the transfers contemplated by this Agreement to be consummated.

          (d) The statement of assets and liabilities to be furnished by the Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Fund to be issued pursuant to Section 1 hereof will accurately reflect the net assets of the Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

          (e) At the Closing, the Trust will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (d) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

          (f) The Trust has the necessary power and authority to conduct its business as such business is now being conducted.

          (g) The Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement.

          (h) The Trust has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly and validly authorized, executed and delivered by it, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, subject to enforcement to the effect of bankruptcy, insolvency reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

          (i) Neither the Trust nor the Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

          (j) The Trust does not have any unamortized or unpaid organizational fees or expenses.

          (k) The books and records of the Fund made available to the Corporation and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Fund.

          (l) The Fund satisfies, will at the Closing satisfy, and consummation of the transactions contemplated by this Agreement will not cause it to fail to satisfy, for any period, the requirements of subchapter M of the Code relating to qualification as a regulated investment company.

          6.   REPRESENTATIONS AND WARRANTIES BY THE CORPORATION AND THE TRUST
               ---------------------------------------------------------------

          The Corporation and the Trust each represents and warrants to the other that:

          (a) There are no legal, administrative or other proceedings or investigations against it, or, to its knowledge, threatened against it, that would materially affect its financial condition or its ability to consummate the transactions contemplated by this Agreement. It is not charged with or, to its knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

          (b) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

          (c) It has duly and timely filed all Tax (as defined below) returns and reports (including information returns), which are required to be filed by it, and all such returns and reports accurately state the amount of Tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by it. It has paid or made provision and properly accounted for all Taxes (as defined below) due or properly shown to be due on such returns and reports. The amounts set up as provisions for Taxes in its books and records as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by it for any periods or fiscal years prior to and including the Close of Business on the Valuation Date, including all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year. No return filed by it is currently being audited by the Internal Revenue Service or by any state or local taxing authority. As used in this Agreement, "Tax" or "Taxes" means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. To its knowledge, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to its assets.

          (d) All information provided to the Corporation by the Trust, and by the Corporation to the Trust, for inclusion in, or transmittal with, the Proxy Statement and with respect to this Agreement pursuant to which approval of the Corporation's shareholders will be sought, shall not contain any untrue statement of a material fact, or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          (e) Except in the case of the Corporation with respect to the approval of the Agreement by the Corporation's shareholders, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, or state securities laws or Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

          7.   COVENANTS OF THE CORPORATION
               -----------------------------

          (a)  The  Corporation   covenants  to  operate  the  business  of  the
Corporation as presently conducted between the date hereof and the Closing.

          (b) The Corporation undertakes that the Corporation will not acquire the shares of beneficial interest of the Fund for the purpose of making distributions thereof other than to the Corporation's shareholders.

          (c) The Corporation covenants that by the Closing, all of the Corporation's federal and other Tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

          (d) The Corporation will at the Closing provide the Trust with the following:

                    (1)  A  statement  of  the   respective  tax  basis  of  all
          investments to be transferred by the Corporation to the Fund.

                    (2) A copy of the shareholder ledger accounts for all of the shareholders of record of the Corporation's shares as of the Close of Business on the Valuation Date, who are to become holders of the Fund as a result of the transfer of assets that is the subject of this Agreement, certified by its transfer agent or its President to the best of their knowledge and belief.

          (e) The Corporation shall supply to the Trust, at the Closing, the statement of the assets and liabilities described in Section 1 of this Agreement in conformity with the requirements described in such Section.

          8.   COVENANTS OF THE TRUST
               ----------------------

          (a) The Trust covenants that the shares of beneficial interest of the Fund to be issued and delivered to the Corporation pursuant to the terms of
Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, duly and validly issued, and fully paid and non-assessable, and no shareholder of the Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

          (b) The Trust covenants to operate the business of the Fund as presently conducted between the date hereof and the Closing.

          (c) The Trust covenants that by the Closing, all of the Fund's federal and other tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

          (d) The Trust shall supply to the Corporation, at the Closing, the statement of assets and liabilities described in Section 1 of this Agreement in conformity with the requirements described in such Section.

          9.   CONDITIONS  PRECEDENT TO BE FULFILLED BY THE  CORPORATION AND THE
               TRUST
               -----------------------------------------------------------------

          The obligations of the Corporation and the Trust to effectuate this Agreement and the Plan of Reorganization hereunder shall be subject to the following respective conditions:

          (a) That (1) all the representations and warranties of the other party contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (2) the other party shall have performed all obligations required by this Agreement to be performed by it at or prior to the Closing; and (3) the other party shall have delivered to such party a certificate signed by the President or Vice President and by the Secretary or equivalent officer to the foregoing effect.

          (b) That the other party shall have delivered to such party a copy of the resolutions approving this Agreement adopted by the other party's Board of Trustees/Directors, certified by the Secretary or equivalent officer.

          (c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially and adversely affect the financial condition of either party or would prohibit the transactions contemplated hereby.

          (d) That this Agreement and the Plan of Reorganization and the transactions contemplated hereby shall have been approved by the appropriate action of the shareholders of the Corporation at an annual or special meeting or any adjournment thereof.

          (e) That the Corporation shall have declared a distribution or distributions prior to the Valuation Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Close of Business on the Valuation Date, and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning given such term by Section 1222(9) of the Code.

          (f) That prior to or at the Closing, the Corporation and the Trust shall receive an opinion from Stradley, Ronon, Stevens & Young, LLP ("SRSY"), counsel to the Corporation and the Trust, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Agreement and in accordance with customary representations provided by the Corporation and the Trust in certificates delivered to SRSY:

                    (1) The acquisition by the Fund of substantially all of the assets and the assumption of the liabilities of the Corporation in exchange solely for the Fund Shares to be issued pursuant to Section 1 hereof will qualify as a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and the Fund and the Corporation will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

                    (2) No gain or loss will be recognized by the Corporation upon the transfer of substantially all of its assets to and the assumption of the liabilities by the Corporation in exchange solely for the voting shares of the Fund (to be issued in accordance with Section 1 hereof) pursuant to Section 361(a) and Section 357(a) of the Code;

                    (3) No gain or loss will be recognized by the Fund upon the receipt by it of substantially all of the assets and the assumption of the liabilities of the Corporation in exchange solely for the voting shares of the Fund (to be issued in accordance with Section 1 hereof) pursuant to Section 1032(a) of the Code;

                    (4) The basis of the assets of the Corporation received by the Fund will be the same as the basis of such assets to the Corporation immediately prior to the exchange pursuant to Section 362(b) of the Code;

                    (5) The holding period of the assets of the Corporation received by the Corporation will include the period during which such assets were held by the Corporation pursuant to Section 1223(2) of the Code;

                    (6) No gain or loss will be recognized by the shareholders of the Corporation upon the exchange of their shares in the Corporation for the voting shares (including fractional shares to which they may be entitled) of the Fund (to be issued in accordance with Section 1 hereof) pursuant to Section 354(a) of the Code;

                    (7) The basis of the Fund shares received by the Corporation shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will be the same as the basis of the shares of the Corporation exchanged therefor pursuant to Section 358(a)(1) of the Code;

                    (8) The holding period of the Fund's shares received by the Corporation's shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will include the holding period of the Corporation's shares surrendered in exchange therefor, provided that the Corporation shares were held as a capital asset on the date of the Reorganization pursuant to Section 1223(l) of the Code;

                    (9) The Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations) the items of the Corporation described in
          Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code, and the Treasury Regulations thereunder; and

                    (10) No gain or loss will be recognized by the Corporation upon the distribution of the Fund Shares to be delivered to the Corporation shareholders in accordance with Section 1 hereof in liquidation of the Corporation under Section 361(c)(1) of the Code.

          (g) That the Trust shall have received an opinion in form and substance reasonably satisfactory to it from SRSY, counsel to the Corporation and the Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor's rights and to general equity principles:

                    (1) The Corporation was created as a corporation under the laws of the State of Maryland on October 3, 1997, and is validly existing and in good standing under the laws of the State of Maryland;

                    (2) The Corporation is authorized to issue Ten Million (10,000,000) shares of common stock with a par value of One Dollar ($1.00) per share and an aggregate par value of Ten Million Dollars ($10,000,000). Assuming that the initial shares of common stock were issued in accordance with the 1940 Act, and the Articles of Incorporation and By-laws of the Corporation, and that all other such outstanding shares of the Corporation were sold, issued and paid for in accordance with the terms of the Corporation prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, and except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, is fully transferable and has full voting rights;

                    (3) The Corporation is an open-end, investment company of the management type registered as such under the 1940 Act;

                    (4) Except as disclosed in the Corporation's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Corporation, the unfavorable outcome of which would materially and adversely affect the Corporation;

                    (5) To such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by Corporation of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Maryland laws (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under state securities laws;

                    (6) Neither the execution, delivery nor performance of this Agreement by the Corporation violates any provision of its Articles of Incorporation, its By-laws, or the provisions of any agreement or other instrument, known to such counsel to which the Corporation is a party or by which the Corporation is otherwise bound; and

                    (7) This Agreement has been duly and validly authorized, executed and delivered by the Corporation and represents the legal, valid and binding obligation of the Corporation and is enforceable against Corporation in accordance with its terms.

          In giving the opinions set forth above, SRSY may state that it is relying on certificates of the officers of the Corporation with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Corporation.

          (h) That the Corporation shall have received an opinion in form and substance reasonably satisfactory to it from SRSY, counsel to the Corporation and the Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor's rights and to general equity principles:

                    (1) The Trust was created as a business trust under the laws of the State of Delaware on January 27, 2000, and is validly existing and in good standing under the laws of the State of Delaware;

                    (2) The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value. Assuming that the initial shares of beneficial interest of the Fund were issued in accordance with the 1940 Act and the Trust's Agreement and Declaration of Trust and By-laws, and that all other such outstanding shares of the Fund were sold, issued and paid for in accordance with the terms of the Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, freely transferable and has full voting rights;

                    (3) The Trust is an open-end investment company of the management type registered as such under the 1940 Act;

                    (4) Except as disclosed in the Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Trust, the unfavorable outcome of which would materially and adversely affect the Trust or the Fund;

                    (5) The shares of beneficial interest of the Fund to be issued pursuant to the terms of Section 1 hereof have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be non-assessable by the Trust or the Fund, and to such counsel's knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof;

                    (6) To such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder and such as may be required under state securities laws);

                    (7) Neither the execution, delivery nor performance of this Agreement by the Trust violates any provision of its Agreement and Declaration of Trust, its By-laws, or the provisions of any agreement or other instrument, known to such counsel to which the Trust is a party or by which the Trust is otherwise bound; and

                    (8) This Agreement has been duly and validly authorized, executed and delivered by the Trust and represents the legal, valid and binding obligation of the Trust and is enforceable against the Trust in accordance with its terms.

          In giving the opinions set forth above, SRSY may state that it is relying on certificates of the officers of the Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

          (i) That the Trust's Registration Statement with respect to the shares of beneficial interest of the Fund to be delivered to the Corporation's shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

          (j) That the shares of beneficial interest of the Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by the Trust with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be delivered to each Corporation shareholder.

          (k) That at the Closing, the Corporation transfers to the Fund aggregate Net Assets of the Corporation comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of the Corporation at the Close of Business on the Valuation Date.

          10.  BROKERAGE FEES AND EXPENSES; OTHER AGREEMENTS
               -----------------------------------------------

          (a) The Corporation and the Trust each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

          (b) The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, shall be borne by UMB Bank, n.a. ("UMB Bank"), investment adviser for the Corporation and the Trust.

          11.  TERMINATION; WAIVER; ORDER
               --------------------------

          (a) Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Plan of Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Corporation) prior to the Closing as follows:

                    (1) by mutual consent of the Corporation and the Trust;

                    (2)  by  the  Trust  if  any  condition   precedent  to  the
          obligations set forth in Section 9 has not been fulfilled or waived by the Trust; or

                    (3) by the Corporation if any condition precedent to the obligations set forth in Section 9 has not been fulfilled or waived by the Corporation.

          An election by the Corporation or the Trust to terminate this Agreement and to abandon the Plan of Reorganization shall be exercised, respectively, by the Board of Directors of the Corporation or the Board of Trustees of the Trust.

          (b) If the transactions contemplated by this Agreement have not been consummated by ________ ___, 2001, this Agreement shall automatically terminate on that date, unless a later date is agreed to by both the Corporation and the Trust.

          (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either the Corporation or the Trust or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

          (d) At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either the Corporation or the Trust, respectively (whichever is entitled to the benefit thereof), by action taken by the Board of Directors of the Corporation or the Board of Trustees of the Trust, if, in the judgment of the Board of Directors of the Corporation or the Board of Trustees of the Trust (as the case may be), such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the holders of shares of the Corporation or the Fund, on behalf of which such action is taken.

          (e) The respective representations, warranties and covenants contained in Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Plan of Reorganization.

          (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of the Corporation or the Board of Trustees of the Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Corporation, unless such further vote is required by applicable law or such terms and conditions shall result in a change in the method of computing the number of shares of beneficial interest of the Fund to be issued to the Corporation in accordance with Section 1 hereof in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Corporation prior to the meeting at which the transactions contemplated by this Agreement shall have been approved, this Agreement shall not be consummated and shall terminate unless the Corporation shall promptly call a special meeting of shareholders of the Corporation at which such conditions so imposed shall be submitted for approval.

          12.  FINAL TAX RETURNS AND FORMS 1099 OF THE CORPORATION
               ---------------------------------------------------

          (a) After the Closing, the Corporation shall or shall cause its agents to prepare any federal, state or local Tax returns, including any Forms 1099, required to be filed by the Corporation with respect to the Corporation's final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

          (b) Notwithstanding the provisions of Section 1 hereof, any expenses incurred by the Corporation (other than for payment of Taxes) in connection with the preparation and filing of said Tax returns and Forms 1099 after the Closing, shall be borne by the Corporation to the extent such expenses have been or should have been accrued by the Corporation in the ordinary course without regard to the Plan of Reorganization contemplated by this Agreement; any excess expenses shall be borne by UMB Bank at the time such Tax returns and Forms 1099 are prepared.

          13.  COOPERATION AND EXCHANGE OF INFORMATION
               ---------------------------------------

          The Trust and the Corporation will provide each other and their respective representatives with such cooperation and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes. Such cooperation and information shall include providing copies of relevant Tax returns or portions thereof, together with accompanying schedules and related work papers and documents relating to rulings or other determinations by taxing authorities. Each party shall make its employees and officers available on a mutually convenient basis to provide explanations of any documents or information provided hereunder to the extent, if any, that such party's employees are familiar with such documents or information. Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters of the Corporation and Fund for its taxable period first ending after the Closing and for all prior taxable periods. Any information obtained under this Section 13 shall be kept confidential except as may be otherwise necessary in connection with the filing of returns or claims for refund.

          14.  ENTIRE AGREEMENT AND AMENDMENTS
               -------------------------------

          This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

          15.  COUNTERPARTS
               ------------

          This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

          16.  NOTICES
               -------

          Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Corporation or the Trust at BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108,
Attention: Secretary.

          17.  GOVERNING LAW
               -------------

          This Agreement shall be governed by and carried out in accordance with the laws of the State of Delaware.

          18.  EFFECT OF FACSIMILE SIGNATURE
               -----------------------------
          A facsimile signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

          IN WITNESS WHEREOF, the Corporation and the Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

                                       UMB SCOUT CAPITAL PRESERVATION FUND, INC.


                                       _________________________________________
                                       By:______________________________________
                                       Title:___________________________________



                                       UMB SCOUT FUNDS, ON BEHALF OF THE
                                       UMB SCOUT ENERGY FUND



                                       _________________________________________
                                       By:______________________________________
                                       Title:___________________________________

                                    EXHIBIT B

                 COMPARISON AND SIGNIFICANT DIFFERENCES BETWEEN
               DELAWARE BUSINESS TRUSTS AND MARYLAND CORPORATIONS



                                       DELAWARE BUSINESS TRUST                               MARYLAND CORPORATION
                                       -----------------------                               --------------------
GOVERNING DOCUMENTS       A Delaware business trust (a "DBT") is created by    A Maryland corporation (a "corporation") is created
                          a certificate of trust, which certificate must be    by filing articles of incorporation with the
                          filed with the Delaware Secretary of State.  The     Maryland Department of Assessments and Taxation.
                          law governing DBTs is referred to in this analysis   The law governing corporations is referred to in
                          as the "Delaware Act."                               this analysis as the "Maryland Law."

                          A DBT is an unincorporated association organized     A corporation is incorporated under the Maryland
                          under the Delaware Act that operates similarly to    Law.  A corporation's operations are governed by
                          a typical corporation.  A DBT's operations are       charter documents, which include its articles of
                          governed by its governing instruments (which may     incorporation and bylaws, and its business and
                          consist of one or more instruments, including an     affairs are managed by or under the direction of a
                          agreement and declaration of trust, and by-laws)     board of directors.
                          and its business and affairs are managed by or
                          under the direction of a board of trustees.

                          A DBT organized as an open-end investment company    A corporation organized as an open-end investment
                          is subject to the Investment Company Act of 1940,    company is subject to the 1940 Act.  Stockholders
                          as amended (the "1940 Act").  Shareholders of        own shares of  "common stock" issued by the
                          business trusts (sometimes referred to as            corporation, which are similar to the shares of
                          "beneficial owners") own shares of "beneficial       "beneficial interest" issued by DBTs.
                          interest," which are similar to the shares of
                          "common stock" issued by corporations.

MULTIPLE SERIES AND       Under the Delaware Act, a declaration of trust may   The Maryland Law permits a corporation to issue one
CLASSES                   provide for classes, groups or series of shares,     or more classes of stock and, if the stock is
                          or classes, groups or series of shareholders,        divided into classes, the articles of incorporation
                          having such relative rights, powers and duties as    are required to describe each class, including any
                          the declaration of trust may provide.  The series    preferences, conversion or other rights, voting
                          and classes of a DBT may be described in the DBT's   powers, restrictions, limitations as to dividends,
                          declaration of trust or in resolutions adopted by    qualifications and terms or conditions of
                          the DBT's board of trustees.  Additionally, no       redemption among such classes.  The amendments to a
                          state filings or shareholder approvals are           corporation's charter documents that describe a new
                          required to create series or classes.  The           series or class, or a change to an existing series
                          Directors of UMB Scout Capital Preservation Fund,    or class, must be filed with the State of
                          Inc. (the "Corporation") have proposed to            Maryland's Department of Assessments and Taxation.
                          reorganize the Corporation into a Delaware           Provided that the charter documents contain the
                          business trust (the "DE Trust").  The proposed       proper language, the Maryland Law allows a fund's


                                      B-1


                                       DELAWARE BUSINESS TRUST                               MARYLAND CORPORATION
                                       -----------------------                               --------------------

                          Agreement and Declaration of Trust (the              board to classify or reclassify any unissued stock
                          "Declaration of Trust") permits the creation of      from time to time by setting or changing the
                          multiple series and classes and establishes the      preferences, conversion or other rights, voting
                          provisions relating to the DE Trust's shares of      powers, restrictions, limitations as to dividends,
                          beneficial interest.                                 qualifications, or terms and conditions of
                                                                               redemption, without stockholder approval, by filing
                                                                               articles supplementary in Maryland.  The
                                                                               Corporation's Articles of Incorporation ("Articles
                                                                               of Incorporation") permit the Board to make such
                                                                               classifications and reclassifications of the
                                                                               Corporation's unissued stock without stockholder
                                                                               approval.  The Maryland Law also permits a board of
                                                                               directors to increase or decrease the aggregate
                                                                               number of shares of stock of the corporation or the
                                                                               number of shares of stock of any class that the
                                                                               corporation has authority to issue without
                                                                               stockholder approval.

LIMITATION OF SERIES      The Delaware Act explicitly provides for a           The Maryland Law does not contain specific
LIABILITY                 reciprocal limitation of interseries liability.      statutory provisions addressing interseries
                          Generally, the debts, liabilities, obligations and   liability with respect to a multiple series
                          expenses incurred, contracted for or otherwise       investment company; however, if the stock of a
                          existing with respect to a particular series of a    corporation is divided into classes, the Maryland
                          multiple series investment company registered        Law requires the corporation's charter documents to
                          under the 1940 Act are enforceable only against      set forth any preferences or restrictions relating
                          the assets of such series, and not against the       to such classes.  The Corporation's charter
                          assets of a DBT, or any other series, provided       documents are silent with respect to the issue of
                          that: (i) the governing instruments create one or    interseries liability.
                          more series, (ii) the DBT separately maintains the
                          records and the assets of the series; (iii) notice
                          of the limitation of liabilities of the series is
                          set forth in the certificate of trust; and (iv)
                          the governing instruments so provide.  The
                          Declaration of Trust for the DE Trust specifically
                          limits interseries liability.

SHAREHOLDER VOTING        The Delaware Act provides greater flexibility with   Under the Maryland Law, unless the articles of
RIGHTS, QUORUM AND        regard to shareholder voting rights, etc.  The       incorporation of a corporation provide otherwise,
PROXY REQUIREMENTS        Declaration of Trust provides that thirty-three      or there is another governing provision in the
                          and one-third percent (33 1/3%) of the shares        Maryland Law, the presence in person or by proxy of
                          entitled to vote at any meeting must be present in   stockholders entitled to cast a majority of all the
                          person or by proxy to establish a proper quorum      votes entitled to be cast at the meeting
                          for voting purposes, unless a larger quorum is       constitutes a quorum.  The Maryland Law requires a
                          required by applicable law, by the By Laws of the    plurality of all votes cast at a meeting at which a
                          DE Trust ("Bylaws"), or by the Declaration of        quorum is present to elect directors unless the

                                      B-2


                                       DELAWARE BUSINESS TRUST                               MARYLAND CORPORATION
                                       -----------------------                               --------------------

                          Trust.  Further, when a quorum is present, a         corporation's articles of incorporation require a
                          majority of votes cast shall decide any issues,      larger vote.  For most other stockholder votes, the
                          and a plurality shall elect a Trustee of the DE      Maryland Law provides that a majority of all votes
                          Trust ("Trustee"), unless a larger vote is           cast at a meeting at which a quorum is present is
                          required by the governing documents or under         sufficient to approve any matter, unless the
                          applicable law.  The effect of the quorum and        corporation's articles of incorporation provide
                          voting provisions is to make it easier for the DE    otherwise.  Certain other matters, such as
                          Trust to seek appropriate shareholder approvals      amendments to the corporation's articles of
                          for many actions not related to regulatory issues    incorporation, consolidations, mergers, share
                          without experiencing the added costs or delays of    exchanges and transfers of assets, require the
                          soliciting additional proxies or votes and without   affirmative vote of two-thirds of all votes
                          being disadvantaged by abstentions or broker         entitled to be cast on the matter for approval of
                          non-votes.  The Delaware Act also affords trustees   the measure.  However, under the Maryland Law, the
                          the ability to adapt a DBT to future                 articles of incorporation may include a provision
                          contingencies.  For example, trustees have the       that requires less than a two-thirds vote, provided
                          authority to incorporate a DBT, to merge or          that the articles of incorporation require at least
                          consolidate a DBT or its series with another         a majority vote.  The Corporation's Articles of
                          entity, to cause multiple series of a DBT to         Incorporation provide that unless the Maryland Law
                          become separate trusts, to change the state of       or another provision of the Articles of
                          domicile or to liquidate a DBT, all without having   Incorporation require otherwise, an action,
                          to obtain a shareholder vote.                        including the election of directors, shall be
                                                                               effective and authorized by the affirmative vote of
                                                                               the holders of a majority of the total number of
                                                                               shares of stock having voting power, except as
                                                                               otherwise provided therein.  An amendment to the
                                                                               Articles of Incorporation requiring a stockholder
                                                                               vote also is not valid unless it has been
                                                                               authorized by a majority of the shares having
                                                                               voting power.

                          The Declaration of Trust provides that all shares    Pursuant to the Maryland Law, unless a
                          of the Trust entitled to vote on a matter shall      corporation's charter provides for a greater or
                          vote separately by series, and if applicable, by     lesser number of votes per share, or limits or
                          class.  Shareholders are entitled to whole and       denies voting rights, each outstanding share of
                          fractional votes for each whole and fractional       stock is entitled to one vote on each matter
                          share owned.                                         submitted to a vote at a meeting of stockholders.
                                                                               The Articles of Incorporation provide that the
                                                                               holder of each share of stock is entitled to whole
                                                                               and fractional votes for each whole and fractional
                                                                               share owned, irrespective of the class.

                          The Delaware Act and the Bylaws both permit the DE   The Maryland Law provides for stockholders to
                          Trust to accept proxies by any electronic,           authorize another person to act as proxy by
                          telephonic, computerized, telecommunications or      providing such authorization by telegram,


                                      B-3

                                       DELAWARE BUSINESS TRUST                               MARYLAND CORPORATION
                                       -----------------------                               --------------------
                          other reasonable alternative to the execution of a   cablegram, datagram, electronic mail, or any other
                          written instrument authorizing the proxy to act,     electronic or telephonic means.  In addition, a
                          provided that such authorization is received         copy, facsimile telecommunication or other reliable
                          within eleven (11) months before the meeting.        reproduction of the writing or transmission
                          This flexibility may facilitate proxy                authorized may be substituted for the original
                          solicitations and result in savings to the DE        writing or transmission for any purpose for which
                          Trust.                                               the original writing or transmission could be
                                                                               used.  The authorization must be received within
                                                                               eleven (11) months before the stockholder meeting.

SHAREHOLDERS' MEETINGS    The Delaware Act permits special shareholder         The Maryland Law requires corporations operating as
                          meetings to be called for any purpose.  However,     registered investment companies to hold stockholder
                          the governing instruments determine shareholders'    meetings when required to do so under the 1940
                          rights to call meetings.  The Declaration of Trust   Act.  Under Maryland Law, a special meeting of
                          provides that the Board of Trustees may call         stockholders may be called by the president, the
                          shareholder meetings for the purpose of: (i)         board of directors, or any other person specified
                          electing Trustees, (ii) for such other purposes as   in the articles of incorporation or bylaws.  The
                          may be prescribed by law, the Declaration of Trust   Maryland Law also provides that a special meeting
                          or the Bylaws, and (iii) taking action upon any      shall be called by the secretary of the corporation
                          other matter deemed by the Trustees to be            upon written request of the stockholders entitled
                          necessary or desirable.  The Bylaws further          to cast at least twenty-five percent (25%) of all
                          provide that a shareholder meeting may be called     of the votes entitled to be cast at the meeting,
                          at any time by the Board of Trustees, by the         unless the corporation's articles of incorporation
                          Chairperson of the Board, or by the President, for   require a greater or lesser percentage.  The
                          the purpose of electing Trustees or for the          Corporation's Bylaws provide that a special meeting
                          purpose of taking action upon any other matter       may be called by the President, a majority of the
                          deemed by the Board to be necessary or desirable.    Board of Directors, or at the request in writing of
                          An annual shareholders' meeting is not required by   stockholders entitled to cast at least 10% of the
                          the Delaware Act, the Declaration of Trust, or the   votes entitled to be cast at the special meeting.
                          Bylaws.

AMENDMENTS TO GOVERNING   The Delaware Act provides broad flexibility with     Under the Maryland Law, the articles of
DOCUMENTS                 respect to amending the governing documents of a     incorporation of a Maryland corporation may be
                          DBT.  The Declaration of Trust provides that the     amended only: (i) upon adoption of a resolution by
                          Declaration of Trust may be restated and/or          the directors which sets forth the proposed
                          amended at any time by an instrument in writing      amendment; and (ii) if shares are outstanding,
                          signed by a majority of the then Trustees, and if    approval of the proposed amendment by the
                          required, by approval of such amendment by           affirmative vote of two-thirds of all votes
                          shareholders.                                        entitled to be cast, unless the charter provides
                                                                               that a requirement of a majority of such votes is
                                                                               permissible.  The Articles of Incorporation provide
                                                                               the Articles may be amended by a majority of the
                                                                               shares having voting power.

                                      B-4


                                       DELAWARE BUSINESS TRUST                               MARYLAND CORPORATION
                                       -----------------------                               --------------------
                          The Declaration of Trust also provides that the      The Maryland Law does permit an investment company
                          Trustees shall have the power to amend the           to amend its charter documents without stockholder
                          Declaration of Trust without shareholder approval    approval in order:  to change its corporate name;
                          so as to add to, delete, replace or otherwise        to change the name or other designation or the par
                          modify any provisions relating to the DE Trust's     value of any of its classes or series; to classify
                          shares of beneficial interest contained in the       or reclassify any of its unissued stock; to
                          Declaration of Trust.  If shares have been issued,   allocate or re-allocate authorized but unissued
                          shareholder approval is required to adopt any        shares; or to increase or decrease the aggregate
                          amendments to the Declaration of Trust which would   number of shares that the corporation has authority
                          adversely affect, to a material degree, the rights   to issue.  Under the Maryland Law, a corporation
                          and preferences of the shares of any series or       must file articles of amendment or articles
                          class.  Unlike the Maryland Law, the Delaware Act    supplementary, as appropriate, with the Maryland
                          does not require any state filings for amendments    State Department of Assessments and Taxation.
                          to be made to a DBT's governing instruments.

                          The Declaration of Trust provides that the           The Maryland Law provides that, after the
                          Trustees may amend and repeal the Bylaws.  The       organizational meeting of the board of directors,
                          Bylaws of the DE Trust provide that the Bylaws may   the power to adopt, alter or repeal the bylaws is
                          be restated and/or amended at any time, without      vested in the stockholders, except to the extent
                          the approval of shareholders, by an instrument in    that the articles of incorporation or bylaws vest
                          writing signed by, or a resolution of, a majority    such powers in the board of directors.  Consistent
                          of the Board of Trustees.                            with the Maryland Law, the Articles of
                                                                               Incorporation and the Corporation's Bylaws provide
                                                                               that they may be amended, adopted or repealed by
                                                                               the affirmative vote of the holders of a majority
                                                                               of the total number of shares outstanding and
                                                                               entitled to vote thereon, or by a majority vote of
                                                                               the Board of Directors, as the case may be.

RECORD DATE/NOTICE        The Delaware Act permits a governing instrument to   The Maryland Law contains specific provisions by
                          provide for the establishment of record dates for    which a corporation may determine which
                          determining voting rights.                           stockholders are entitled to notice of a meeting,
                                                                               to vote at a meeting, or to any other rights.

                          The Declaration of Trust provides that the Board     The Maryland Law requires that the record date be
                          of Trustees may fix in advance a record date which   not more than ninety (90) days and not less than
                          shall not be more than one hundred eighty (180)      ten (10) days before the date on which the action
                          days, nor less than seven (7) days, before the       requiring determination will be taken.  The
                          date of any such meeting.                            Maryland Law also provides that a corporation give
                                                                               stockholders notice not less than ten (10) days nor
                                                                               more than ninety (90) days before the meeting.

                                      B-5


                                       DELAWARE BUSINESS TRUST                               MARYLAND CORPORATION
                                       -----------------------                               --------------------

                          The Bylaws provide that all notices of shareholder   The Corporation's Bylaws mirror the Maryland Law
                          meetings shall be sent or otherwise given to         with respect to setting the record date and
                          shareholders not more than seventy-five (75) days    providing notice for a stockholder meeting.
                          and not less than seven (7) days before the date
                          of the meeting.

REMOVAL OF TRUSTEES/      The Delaware Act is silent with respect to the       Under the Maryland Law, a director may be removed
DIRECTORS                 removal of trustees.  However, the Declaration of    with or without cause by the affirmative vote of at
                          Trust states that the Board of Trustees, by action   least a majority of all the votes entitled to be
                          of a majority of the then Trustees at a duly         cast for election of directors.  The Corporation's
                          constituted meeting, may fill vacancies in the       Bylaws provide that Directors may be removed with
                          Board of Trustees or remove Trustees with or         or without cause by the affirmative vote of a
                          without cause.  Further, the Declaration of Trust    majority of all the votes entitled to be cast for
                          states that shareholders shall have the power to     the election of Directors.
                          remove a Trustee only to the extent provided by
                          the 1940 Act and the rules and regulations
                          thereunder.

SHAREHOLDER RIGHTS OF     The Delaware Act sets forth the rights of            Like the Delaware Act, the Maryland Law permits
INSPECTION                shareholders to gain access to and receive copies    stockholders to make reasonable demands to gain
                          of certain DBT documents and records upon written    access to and receive copies of certain corporate
                          request by the shareholders.  These rights are       documents and records.  Specifically, a stockholder
                          qualified by the extent otherwise provided in the    may inspect and copy, during usual business hours,
                          governing instruments of the DBT, as well as a       the corporation's bylaws; minutes of the
                          reasonable demand standard related to the            proceedings of stockholders; annual statements of
                          shareholder's interest as a shareholder of the       affairs; and voting trust agreements.  In addition,
                          DBT.  Consistent with the Delaware Act, the Bylaws   stockholders representing at least 5% of the
                          provide that a shareholder shall have the right to   outstanding shares of any class may, upon written
                          inspect and copy the minutes and accounting books    request, inspect and copy the corporation's books
                          and records of the DE Trust upon written demand at   of accounts and its stock ledgers and request a
                          any reasonable time during usual business hours      statement of its affairs.  The Articles of
                          for a purpose reasonably related to the              Incorporation provide that stockholders only have
                          shareholder's interest as a shareholder.             the inspection rights required by law or authorized
                          Shareholders are also permitted to inspect the       by resolution of the Board or stockholders.
                          Bylaws during normal business hours.

SHAREHOLDER LIABILITY     Personal liability is limited by the Delaware Act    As a general matter, the stockholders of a Maryland
                          to the amount of investment in a DBT, and may be     corporation are not liable for the obligations of
                          further limited or restricted by the governing       the corporation.  The liability of stockholders is
                          instrument.  Shareholders of a DBT are entitled to   limited to the consideration, if applicable, that
                          the same limitation of personal liability extended   the stockholders are obligated to pay for the
                          to shareholders of a private corporation organized   stock.  There is no provision in the Articles of
                          for profit under the general corporation law of      Incorporation varying this protection.  A
                          the State of Delaware.  The Declaration of Trust     stockholder of a Maryland corporation may be liable
                          specifically limits the personal liability of        in the amount of any distribution he or she accepts
                          shareholders.                                        knowing that the distribution was made in violation
                                                                               of the corporation's articles of incorporation or
                                                                               the Maryland Law.

                                      B-6


                                       DELAWARE BUSINESS TRUST                               MARYLAND CORPORATION
                                       -----------------------                               --------------------

TRUSTEE/DIRECTOR          Subject to a DBT's declaration of trust, the         The Maryland Law requires a director to perform his
LIABILITY                 Delaware Act provides that a trustee, when acting    or her duties in good faith, in a manner he or she
                          in such capacity, may not be held personally         reasonably believes to be in the best interests of
                          liable to any person other than a DBT or a           the corporation and with the care that an
                          shareholder for any act, omission or obligation of   ordinarily prudent person in a like position would
                          the DBT or any trustee.  A trustee's duties and      use under similar circumstances.  A director who
                          liabilities to the DBT and its shareholders may be   performs his or her duties in accordance with this
                          expanded or restricted by the provisions of the      standard has no liability by reason of being or
                          declaration of trust.  The Declaration of Trust      having been a director.  Under the Maryland Law, a
                          shields Trustees from liability for the acts or      corporation may include in its charter a provision
                          omissions of any officer, agent, employee, manager   limiting liability for money damages of its
                          or principal underwriter or other Trustee.           directors to the corporation or its shareholders.
                          Trustees and officers of the DE Trust may be held    However, liability may not be limited when a
                          liable to the DE Trust and any shareholder for       director has received an improper benefit or profit
                          willful misfeasance, bad faith, gross negligence     in money, property or services or where a director
                          or reckless disregard of the duties involved in      has been actively and deliberately dishonest.
                          the conduct of their office as a Trustee or
                          officer, but may not be held liable for errors of
                          judgment or mistakes of fact or law.

INDEMNIFICATION           The Delaware Act permits a DBT to indemnify and      There is no provision in the Maryland Law relating
                          hold harmless any trustee, shareholder or agent      to indemnification of stockholders.  The Articles
                          from and against any and all claims and demands.     of Incorporation and the Corporation's Bylaws are
                          Consistent with the Delaware Act, the Declaration    also silent with respect to this issue.  The
                          of Trust provides for the indemnification of         Maryland Law provides a comprehensive statutory
                          officers and Trustees from and against any and all   framework relating to the indemnification of
                          claims and demands arising out of or related to      directors and officers.  Under the Maryland Law, a
                          the performance of their duties as an officer or     director or officer who is threatened or made a
                          Trustee.  The DE Trust will not indemnify, hold      party to a proceeding, may be indemnified against
                          harmless or relieve a Trustee from liability when    judgments, penalties, fines, settlements and
                          the Trustee did not act in good faith in             reasonable expenses.  Indemnification will not be
                          reasonable belief that his or her action was in,     permitted if the act or omission of the director or
                          or not opposed to, the best interests of the         officer: (i) was material to the matter giving rise
                          Trust; or had acted with willful misfeasance, bad    to the proceeding and was committed in bad faith,
                          faith, gross negligence or reckless disregard of     or was the result of active and deliberate
                          his or her duties; and for a criminal proceeding,    dishonesty; (ii) resulted in an improper benefit to
                          had reasonable cause to believe his or her conduct   the individual; or (iii) if the director or officer
                          was unlawful.                                        had reasonable cause to believe that the act or
                                                                               omission was unlawful.  However, if the proceeding
                                                                               was one by or in the right of the corporation,
                                                                               indemnification may not be made in respect of any
                                                                               proceeding in which the director shall have been
                                                                               adjudged to be liable to the corporation.

                                      B-7


                                       DELAWARE BUSINESS TRUST                               MARYLAND CORPORATION
                                       -----------------------                               --------------------

                          The Declaration of Trust also provides that any      The Corporation's charter documents provide for the
                          shareholder or former shareholder that is exposed    indemnification of Directors and officers to the
                          to liability by reason of a claim or demand          maximum extent provided by applicable law, provided
                          related to such person having been a shareholder,    that no Director or officer of the Corporation
                          and not because of his or her acts or omissions,     shall be indemnified against any liability to the
                          shall be entitled to be held harmless and            Corporation or its stockholders to which he would
                          indemnified out of the assets of the DE Trust.       otherwise be subject by reason of willful
                                                                               misfeasance, bad faith, gross negligence or
                                                                               reckless disregard of the duties involved in the
                                                                               conduct of his office.

INSURANCE                 The Delaware Act does not contain a provision        Under the Maryland Law, a corporation may purchase
                          specifically related to insurance.  The              insurance on behalf of any director, officer or
                          Declaration of Trust provides that the Trustees      employee against any liability asserted against and
                          and officers shall be entitled and empowered to      incurred by such person in any such capacity or
                          the fullest extent permitted by law to purchase      arising out of such person's position, whether or
                          insurance with the DE Trust's assets for liability   not the corporation would have the power to
                          and for all expenses reasonably incurred or paid     indemnify such person against such liability.  The
                          or expected to be paid by a Trustee or officer in    Corporation's Articles of Incorporation permit the
                          connection with any claim or proceeding in which     purchase of such insurance for Directors, officers
                          he or she becomes involved by virtue of his or her   and agents.
                          capacity (or former capacity) with the DE Trust,
                          whether or not the DE Trust would have the power
                          to indemnify against such liability.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                  PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY





                   Please fold and detach card before mailing.






PROXY                                                                      PROXY

                        SPECIAL SHAREHOLDERS' MEETING OF
                    UMB SCOUT CAPITAL PRESERVATION FUND, INC.
                                   MAY 1, 2001

The undersigned hereby revokes all previous proxies for his or her shares and appoints Stephen S. Soden, P. Bradley Adams and Martin A. Cramer, and each of them, proxies of the undersigned with full power of substitution to vote all shares of UMB Scout Capital Preservation Fund, Inc. (the "Fund") that 64108 the undersigned is entitled to vote at the Special Shareholder's Meeting to be held at the offices of Jones & Babson, Inc. on the 19th Floor of the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri at 10:00 a.m., Central time on May 1, 2001, including any adjournments thereof, upon such business as may properly be brought before the Meeting.


IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.


                              NOTE: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.

                              __________________________________________________
                              Signature

                              __________________________________________________
                              Date



              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY
              ---------
                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT





    PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE
                         REQUIRED IF MAILED IN THE U.S.


                   Please fold and detach card before mailing



This proxy is solicited on behalf of the Board of Directors of UMB Scout Capital Preservation Fund, Inc. (the "Fund"). It will be voted as specified. If no specification is made, this proxy shall be voted in favor of Proposals 1, 2 and
3. If any other matters properly come before the Meeting about which the proxyholders were not aware prior to the time of the solicitation, authorization is given the proxyholders to vote in accordance with the views of management on such matters (Proposal 3). Management is not aware of any such matters.


          THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF
                             PROPOSALS 1 THROUGH 3


     1.   To approve a change in the Fund's investment  policies to provide that
          the Fund will  normally  invest  at least  80% of its total  assets in        FOR             AGAINST         ABSTAIN
          companies   principally  engaged  in  the  energy  business;   with  a
          corresponding change of the Fund's name to "UMB Scout Energy Fund."

     2.   To approve the reorganization of the Fund from a Maryland  corporation
          to a series of a Delaware business trust.                                     FOR             AGAINST         ABSTAIN

     3.   To grant  the  proxyholders  the  authority  to vote  upon  any  other
          business that may properly come before the Meeting or any  adjournment        GRANT           WITHHOLD        ABSTAIN
          thereof.



              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY
              ---------